Aspiriant Trust

Aspiriant Risk-Managed Equity Allocation Fund

Supplement dated March 26, 2024

to the Prospectus and Statement of Additional Information dated August 1, 2023

This supplement updates information in the Prospectus and Statement of Additional Information for the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”) and should be read in conjunction with those documents.

Effective January 1, 2024, Wellington Management Company LLP (“Wellington”) has replaced John A. Boselli with Steven C. Angeli on the Fund’s portfolio management team. All references in the Prospectus and SAI to Mr. Boselli as portfolio manager are hereby deleted and replaced with references to Mr. Angeli.

Steven C. Angeli, CFA, is an Equity Portfolio Manager, Partner, and leader of the Quality Growth Team at Wellington. Prior to joining Wellington in 1994, Mr. Angeli worked as an associate analyst focusing on fixed income securities, including debt/equity private placements, at Fidelity Management and Research (1990 – 1992). Mr. Angeli earned his MBA from the University of Virginia (Darden, 1994) and his BS in finance from Boston College (1990). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

The following table provides information about other accounts managed by Mr. Angeli as of December 31, 2023.

WELLINGTON	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
Steven C. Angeli
Registered Investment Companies	3	$145	0	$0
Other Pooled Investment Vehicles	13	$7,112	4	$353
Other Accounts	36	$14,636	3	$2,033

Mr. Angeli does not own any shares of the Fund.

Please retain this supplement for future reference.